UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    June 12, 2009

MINATURA GOLD

(Exact name of registrant as specified in its charter)

Nevada	001-34070	20-8273426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

402 W. Broadway, Suite 690-B San Diego, California	92101
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (619) 704-3679

Copies of Communications to:
Stoecklein Law Group
402 West Broadway, Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-1325

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1- Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On June 12, 2009, the Registrant entered into a membership purchase agreement and plan of reorganization by and among Gold Venture 2008, LLC (“Gold Venture”), a Nevada limited liability company, and Flat Holdings, LLC, a Nevada limited liability company (“Flat”), the constituent entities, whereby the Registrant intends to acquire Flat’s 40% interest in Gold Venture, along with the previously announced agreement to merge with Gold Resource Partners, LLC, which owns 60% of Gold Venture. This acquisition, upon completion, will provide the Registrant with the ownership of 100% of Gold Venture 2008, LLC, 100% of Minatura Nevada Corp., and 100% of Camicol SA, along with various other mining properties located in Colombia, including the San Pablo Gold Mine, an ongoing mining operation that is in production, located in the mining district of Segovia-Remedios.

Upon completion of the Merger with Gold Resource Partners, LLC and the acquisition of Flat’s 40% interest in Gold Venture 2008, LLC, Minatura Gold will own and operate mining concessions in Colombia, in addition to owning a dredging equipment manufacturer capable of producing mining equipment utilized in mining operations. The mining concessions located in the mining districts of Antioquia and Caldas, Colombia, currently include in excess of 99,000 acres of mining property. Dredging equipment built and supplied by Minatura Nevada Corp., a subsidiary of Gold Resource Partners, LLC, is currently on location at the Coco Hondo site in Colombia, which is owned by Gold Venture.  Environmental permits were issued in February of 2009 to commence mining operations, which are anticipated to start production in Q3/ 2009.

A copy of the Membership Purchase Agreement between the Registrant, Gold Venture and Flat is filed as Exhibit 2.1 to this Current Report and is incorporated in its entirety herein.

Section 8 – Other Events

Item 8.01 Other Events

On July 22, 2009, the Registrant issued a press release announcing its execution of a definitive agreement for acquiring Flat’s 40% interest in Gold Venture. A copy of the press release is attached hereto as Exhibit 99.2.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

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EXHIBITS

Exhibit Number	Description
2.2	Membership Purchase Agreement between Minatura Gold, Gold Venture 2008, LLC and Flat Holdings, LLC, dated June 12, 2009
99.2	Press Release Announcing the execution of a membership purchase agreement dated July 22, 2009

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By: /s/ Paul Dias
Date: July 27, 2009	Paul Dias, Chief Executive Officer

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